OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                           Q3-09

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      September 30, 2009

                                  [LOGO]

  VIRTUS
  INVESTMENT PARTNERS

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

                                                               November 1, 2009

Dear Fellow ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for the Zweig Total Return Fund, Inc. for the quarter ended September 30, 2009.

   The Zweig Total Return Fund's net asset value increased 7.46% for the quarter ended September 30, 2009, including $0.101 in re-invested distributions. During the same period, the Zweig Total Return Fund Composite Index gained 8.69% including reinvested dividends. The Fund's average exposure for the quarter was approximately 40% in equities and 42% in bonds.

   For the nine months ended September 30, 2009 the Fund's net asset value gained 12.15%, including $0.293 in re-invested distributions. During the same period, the Zweig Total Return Fund Composite Index increased 9.11% including reinvested dividends. The Fund's average exposure for the nine months was approximately 39% in equities and 44% in bonds.

          Sincerely,

          /s/ George R. Aylward
          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.
                          MARKET OVERVIEW AND OUTLOOK

   The third quarter of 2009 was one for the stock market history books. It saw the Dow Jones Industrial Average surge 1,265 points, or 15%/(1)/, to close at 9,712, a gain of 48%/(1)/ from the March low but still off 31%/(1)/ from its peak in October 2007. It was the Dow's greatest quarterly rise since the final quarter of 1998 and the best third quarter since 1939. For the year to date, the Dow was up 11%/(1)/. In its best quarter since 1998, the S&P Index gained 157 points, or 15%/(1)/, to 1,057 in the third quarter. For the year to date, the S&P 500 climbed 17%/(1)/, leaving it 56% higher than its March low but still 32%/(1)/ under its October 2007 record. The NASDAQ Composite Index grew 16%/(1)/ in the third quarter to 2,162, and was up 29%/(1)/ for the year to date.

   Many of the global stocks also performed well. Excluding the U.S., the Dow Jones Global Index increased 19%/(1)/ in the third quarter following a 26%/(1)/ gain in the second period. In Europe, the UK's FTSE 100 rebounded 21%/(1)/ after only an 8.2%/(1)/ increase in the second quarter. France's CAC-40 climbed 21%/(1)/ following a 12%/(1)/ rise in the second period. Germany's DAX grew 18%/(1)/, little changed from the first quarter gain. Asian markets did not fare as well. China's Shanghai Composite Index fell 6.1%/(1)/ in the third quarter after soaring nearly 63%/(1)/ in the first half. Japan's Nikkei Stock Average of 225 Companies dropped 1.8%/(1)/ in the third quarter.

   Following its September meeting, the Federal Reserve (the "Fed") stated that "economic activity has picked up following its severe downturn." The Fed reported that "conditions in financial markets had improved further and activity in the housing market has increased." However the Fed cau-

/(1)/ Return excludes reinvested dividends tioned that the recovery would be slow and repeated its pledge to keep its benchmark overnight interest rate at virtually zero for "an extended period." It added that "inflation will remain subdued for some time."

   Clouding the view of an economic recovery, the Labor Department reported that U.S. employers shed an additional 263,000 jobs in September and that the unemployment rate edged up to 9.8%, the highest level in six years. This brings the job loss since the recession started in December of 2007 to 7.2 million and the jobless rate has doubled. Commenting on the jobless situation, Federal Reserve Chairman Ben Bernanke said that it was "very likely that the recession has ended but it could be months before the unemployment rate dropped significantly."

   Another sign of a bumpy economic recovery was the report by the Institute of Supply Management ("ISM") that its manufacturing activity index came to 52.6 in September, slightly below the two-year high of 52.9 in August. A reading of 50 indicates expansion. Analysts polled by Thomson Reuters had forecast a stronger reading of 54. Also disappointing was the Commerce Department report that factory orders dipped 0.8% in August after a 1.4% gain in July. Analysts had anticipated a 0.7% gain.

   A similar pattern emerged with the Conference Board Report that consumer confidence, which had improved in August, slipped in September. The September index came to 52 (1985 = 100), down from an upwardly revised 54.5 in August. On a more encouraging note, consumer spending, which comprises about 70% of the economy, climbed 1.3% in August, the largest gain in nearly 8 years. However much of the rise was propelled by the government's $3 billion cash-for-clunkers program, which has expired. Meanwhile, the Fed reported that the consumer price index in August was up 0.4% from July.

   The housing market, a key factor in the economy, showed signs of recovery after its worst downturn in decades. The Commerce Department reported that housing construction in August rose 1.5% to an annual rate of 598,000 units, the highest level in nine months. This is 24.8% above the record low set last April. Other favorable factors included a 0.7% gain in new home sales in August and an S&P report of a 1.6% increase in home prices in July. On the negative side, sales of existing homes ended a four-month run of improvement by falling 2.7% in August, according to the National Association of Realtors.

   There was no respite in the two-year decline in mergers and acquisitions in the third quarter. U.S. volume slumped 61% to $103.9 billion from $270.2 billion a year earlier, according to Dealogic. Worldwide, the dollar volume of deals declined 41% from last year's third quarter to $478.3 billion while the 8,124 deals presented a 20% drop. It was the lowest dollar volume since the third quarter of 2004.

   It was a different story with U. S. initial public offerings ("IPOs") which more than tripled in the third quarter, according to Hoover's. There were 17 new issues in the 2009 quarter against five in the like 2008 period. These IPOs raised $5.5 billion, up from $917 million last year. There was also a sharp rebound in global IPOs, which raised $37.8 billion in the third quarter, almost four times the $9.6 billion raised in the second quarter of this year, according to Ernst and Young. Despite the quarterly gain, global activity remains at a six-year low. In the first nine months of this year $49 billion was raised against $92 billion in the like 2008 period.

   Indicating that the U.S. and world economies might be reviving, U.S. imports of goods and services and exports both rose in July, according to the Commerce Department. Imports jumped 4.7% to $159.55 billion and exports gained 2.2% to $127.59 billion. As a result of the disparity, the trade gap widened 16.3% to $31.96 billion. However this figure was smaller than the

$64.89 billion difference at the same time last year.

   The dollar weakened further in the third quarter. This should help U.S. exports but may present problems if it falls too low. That might encourage traders to borrow dollars and use the proceeds to buy higher yielding investments in other countries. In the quarter the dollar shed 4.1% of its value against the Euro and fell 6.8% against the Yen. The British pound was even weaker than the dollar. After gaining 15% against the dollar in the second quarter, the pound lost 2.9% against the dollar and 6.9% against the Euro in the third quarter.

   Although the economy might have improved, analysts are not optimistic about company earnings. They expect a 25% decline in the third quarter for the S&P 500 companies compared with the 2008 period, according to Thomson Reuters. Historically, analysts have been too gloomy on earnings projections. In the first quarter, profits of the S&P 500 companies declined 36%. However analysts had been even more pessimistic. Meanwhile 65% of the companies exceeded forecasts. The pattern was similar in the second quarter when earnings dropped about 33% but 73% of the companies topped forecasts. The last time so many companies beat forecasts was in the first quarter of 2004 and was the highest since Thomson Reuters began keeping these records.

   Among approximately 7,000 publicly-owned companies surveyed, a record low of 233 firms increased their dividends in the second quarter, according to Standard and Poor's, which had been tracking these figures since 1956. At the same time 250 companies reduced their payments, the most in over fifty years. Slowing for the sixth consecutive quarter, stock buy-backs declined at an even greater pace.

   Stock valuations have been trending higher. On September 30 the S&P 500 Index was trading at 20.5 times trailing twelve months of earnings. That compares with P/E ratios of 15.5 on June 30 and a twenty-five year average of 16.9, according to Morgan Stanley. The P/E ratios were lower based on earnings forecast for the next twelve months. Here the ratio for the S&P 500 was 14.47 on September 30 against 13.9 on June 30 and close to the average ratio of 14.9 dating from 1984.

   The P/E valuations on trailing earnings are high because earnings are down. Looking forward to the figures for the next twelve months we believe those estimates are not that bad. However they are only estimates and there is no way of knowing if they will be met.

   As has been the pattern recently, analysts are more optimistic than investors on the market outlook. Analysts surveyed by Investors Intelligence showed 51% bulls and 44% bears at the close of the third quarter. This compares with 44% bulls and 29% bears on June 30 and 37% bulls and 41% bears at the quarter's end in 2008. The American Institute of Investors tallied 44% bulls and 35% bears on September 30, 38% bulls and 44% bears on June 30 and 34% bulls and 46% bears at the end of the third quarter last year.

   Given the increased optimism resulting from the rising market, our overall sentiment reading is not very good. However there are some interesting indicators in the sentiment area that are favorable. So far the public has been net sellers of stock funds and heavy buyers of bond funds. This shows there is still skepticism about the market and that is a plus.

   The current market has come a long way but the tape is still acting pretty well. By keeping short-term interest rates near zero, the Fed is on the side of the bulls. It appears that the banking crisis has mostly passed but banks still have problems with bad loans. With more good news than bad, the economy seems to have turned the corner but the recovery is still frail. It is not out of the woods yet.

   In the bond market, the third quarter saw modest gains for Treasury prices with yields falling across the curve. The yield on the benchmark Treasury 10-year note declined from 3.53% on June 30 to end the third quarter at 3.31%. Because bond prices move inversely to yield, prices rose. While yields on the 10-year did spike to a high of 3.85% in early August, the Treasury market was relatively calm most of the quarter. This certainly was a far cry from the volatility and massive moves of a year ago, which included the collapse of Lehman Brothers last September.

   A combination of continued low inflation numbers and some positive economic growth signals helped ease yields lower. Even though oil, copper and many other commodity prices rose for the year, the upsurge from the first and second quarters in both bond prices and yields eventually gave way to some stability. Those prices have at least ceased to climb, which was a relief to bond buyers and gave some investors a reason to buy Treasuries.

   Furthermore, the virtual zero interest rates the Federal Reserve has set for the overnight Fed funds rate, has attracted buying by banks and other financial institutions. As a result of the modest improvement in the economy and the general consensus that the worst is behind us, credit spreads also narrowed further. Most corporate bonds also did well during the quarter.

   The Fund is still positioned somewhat cautiously from a duration perspective, a measure of risk. Bond duration was 2.6 years on September 30 against 3.36 on June 30. Our holdings still include several corporate bonds, which have bolstered performance.

   On the whole, we believe that yields will rise as the recovery takes shape and that the Fed will eventually need to tighten to contain inflation and support the sagging U.S. dollar. At that point, bonds will fare poorly and thus we must take a rather cautious stance at this time.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading equity sectors as of September 30, 2009 included Information Technology, Energy, Consumer Staples, Industrials, and Health Care, While there were some changes in percentages held, all of the above appeared in our previous listing.

   Our leading individual equity holdings on September 30 included Altria, AT&T, Boeing, Exelon Corp., Johnson and Johnson, McDonald's, NIKE, PepsiCo, Phillip Morris International and Valero Energy Corp. New to this listing are Exelon Corp, which is a new position and Boeing, and NIKE where we added to our positions.

   No longer among our top positions are Hewlett-Packard, Occidental Petroleum, and Merck where we trimmed our positions, and Verizon, where there were no changes in shares held.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC

                                     [CHART]

Asset Allocation
September 30, 2009
(as a percentage of total investments)

Common Stocks                              38%
U.S. Government Securities                 36%
Corporate Bonds                             4%
Exchange Traded Funds                       2%
Other (includes short-term investments)    20%
                                          ----
Total                                     100%
                                          ====



The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes cited, and key investment terms used in this report see page 7.
As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

Key Investment Terms

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

The Zweig Total Return Fund Composite Index: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) and 50% S&P 500(R) Index.

CAC-40 Index: a narrow based modified capitalization weighted index of 40 companies listed on the Paris Bourse. It is a free float weighted index.

Conference Board Report: widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

Consumer Price Index (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX Index: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

Dow Jones Global ex. U.S. Index/SM/: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 Index: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

National Association of Realtors (NAR) A trade organization of Real Estate professionals, founded in 1908 as the National Association of Real Estate Exchanges.

Nikkei 225 Stock Average: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Price-to-earnings ratio (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Shanghai Composite Index: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

Treasury-Inflation Protected Securities (TIPS): U.S. Treasury bonds and notes whose value is adjusted according to changes to the inflation rate every six months, as measured by the consumer price index. As inflation occurs, the value of TIPS increases.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                              September 30, 2009
                                  (Unaudited)

                                                                Par      Value
     ($ reported in thousands)                               ---------  --------
     INVESTMENTS
     U.S. GOVERNMENT SECURITIES                      35.5%
        U.S. Treasury Bond 7.500%, 11/15/16..............    $ 20,000   $ 25,783
        U.S. Treasury Inflation Indexed Note
          1.625%, 1/15/15..............................        28,000     32,173
          2.000%, 1/15/16..............................        25,000     28,144
          2.375%, 1/15/17..............................        31,000     35,226
        U.S. Treasury Note
          2.000%, 9/30/10..............................        26,000     26,403
          4.000%, 11/15/12.............................        18,500     19,947
                                                                        --------
            Total U.S. Government Securities (Identified Cost
              $155,301).........................................         167,676
                                                                        --------
     CORPORATE BONDS                                  4.0%
     ENERGY -- 1.0%
        Nabors Industries, Inc. 9.250%, 1/15/19..........       4,000      4,753
                                                                        --------
                                                                           4,753
                                                                        --------
     INDUSTRIALS -- 2.0%
        CSX Corp. 6.250%, 3/15/18........................       4,000      4,338
        Ingersoll-Rand Global Holding Co. Ltd. 6.875%,
          8/15/18........................................       4,814      5,165
                                                                        --------
                                                                           9,503
                                                                        --------
     UTILITIES -- 1.0%
        Duke Energy Corp. 6.300%, 2/1/14.................       4,000      4,425
                                                                        --------
                                                                           4,425
                                                                        --------
            Total Corporate Bonds (Identified Cost $16,221).....          18,681
                                                                        --------

                                                              Number
                                                             of Shares
                                                             ---------
     COMMON STOCKS                                   37.7%
     CONSUMER DISCRETIONARY -- 2.7%
        McDonald's Corp..................................      90,000      5,136
        NIKE, Inc. Class B...............................      73,000      4,723
        Under Armour, Inc. Class A/(2)/..................     107,000      2,978
                                                                        --------
                                                                          12,837
                                                                        --------

                     See Notes to Schedule of Investments

                                                             Number of
                                                              Shares    Value
                                                             --------- -------
     CONSUMER STAPLES -- 5.2%
        Altria Group, Inc................................     314,000  $ 5,592
        Bunge Ltd........................................      61,000    3,819
        Costco Wholesale Corp............................      71,000    4,009
        PepsiCo, Inc.....................................      76,000    4,458
        Philip Morris International, Inc.................     132,000    6,434
                                                                       -------
                                                                        24,312
                                                                       -------
     ENERGY -- 5.2%
        ConocoPhillips...................................     102,000    4,606
        Halliburton Co...................................     168,000    4,556
        Massey Energy Co.................................      89,000    2,482
        Occidental Petroleum Corp........................      56,000    4,391
        Petroleo Brasileiro SA ADR.......................      89,000    4,085
        Valero Energy Corp...............................     238,000    4,615
                                                                       -------
                                                                        24,735
                                                                       -------
     FINANCIALS -- 2.8%
        Allstate Corp. (The).............................      87,000    2,664
        Goldman Sachs Group, Inc. (The)..................      22,000    4,056
        Hudson City Bancorp, Inc.........................     308,000    4,050
        Reinsurance Group of America, Inc................      55,000    2,453
                                                                       -------
                                                                        13,223
                                                                       -------
     HEALTH CARE -- 4.5%
        Biogen Idec, Inc./(2)/...........................      61,000    3,082
        Gilead Sciences, Inc./(2)/.......................      62,000    2,888
        Johnson & Johnson................................      83,000    5,054
        Merck & Co., Inc.................................     129,000    4,080
        Shire plc ADR....................................       8,910      466
        St. Jude Medical, Inc./(2)/......................      76,000    2,965
        UnitedHealth Group, Inc..........................     110,000    2,754
                                                                       -------
                                                                        21,289
                                                                       -------
     INDUSTRIALS -- 4.7%
        Boeing Co. (The).................................      90,000    4,874
        Caterpillar, Inc.................................      58,000    2,977
        Continental Airlines, Inc. Class B/(2)/..........     182,000    2,992
        Foster Wheeler AG/(2)/...........................     102,000    3,255
        L-3 Communications Holdings, Inc.................      54,000    4,337
        Union Pacific Corp...............................      68,000    3,968
                                                                       -------
                                                                        22,403
                                                                       -------

                     See Notes to Schedule of Investments

                                                             Number of
                                                              Shares     Value
                                                             ---------  --------
    INFORMATION TECHNOLOGY -- 6.5%
       Cisco Systems, Inc./(2)/..........................     134,000   $  3,154
       Corning, Inc......................................     241,000      3,690
       Hewlett-Packard Co................................      82,000      3,871
       International Business Machines Corp..............      37,000      4,426
       Microsoft Corp....................................     163,000      4,220
       Nokia Oyj Sponsored ADR...........................     297,000      4,342
       QUALCOMM, Inc.....................................      92,000      4,138
       Research In Motion Ltd./(2)/......................      45,000      3,040
                                                                        --------
                                                                          30,881
                                                                        --------
    MATERIALS -- 2.9%
       Alcoa, Inc........................................     210,000      2,755
       Freeport-McMoRan Copper & Gold, Inc...............      48,000      3,293
       NuCor Corp........................................      92,000      4,325
       Potash Corp. of Saskatchewan, Inc.................      35,000      3,162
                                                                        --------
                                                                          13,535
                                                                        --------
    TELECOMMUNICATION SERVICES -- 2.1%
       AT&T, Inc.........................................     204,000      5,510
       Verizon Communications, Inc.......................     146,000      4,419
                                                                        --------
                                                                           9,929
                                                                        --------
    UTILITIES -- 1.1%
       Exelon Corp.......................................     100,000      4,962
                                                                        --------
                                                                           4,962
                                                                        --------
           Total Common Stocks (Identified Cost $175,268).......         178,106
                                                                        --------
    EXCHANGE TRADED FUNDS                            2.0%
       PowerShares Deutsche Bank Agriculture
         Fund/(2)/................................            143,000      3,641
       ProShares Ultrashort S&P 500...............             50,000      2,022
       Templeton Dragon Fund, Inc.................            142,000      3,607
                                                                        --------
           Total Exchange Traded Funds (Identified Cost $9,043).           9,270
                                                                        --------
           Total Long Term Investments -- 79.2% (Identified cost
             $355,833)..........................................         373,733
                                                                        --------

                     See Notes to Schedule of Investments

                                                        Number of
                                                         Shares        Value
                                                       ----------- --------
 SHORT-TERM INVESTMENTS                         19.8%
 MONEY MARKET MUTUAL FUNDS -- 5.0%
    State Street Institutional Liquid Reserves Fund
      -- Institutional Shares (seven-day effective
      yield 0.260%)................................     19,368,264 $ 19,368
    State Street Institutional Treasury Money
      Market Fund (seven-day effective yield 0.040%)     4,000,000    4,000
                                                                   --------
                                                                     23,368
                                                                   --------

                                                           Par
                                                       -----------
 U.S. TREASURY BILL/(3)/ -- 14.8%
    U.S. Treasury Bill
      0.254%, 2/11/10............................      $    55,000   54,975
      0.455%, 4/1/10.............................           15,000   14,987
                                                                   --------
                                                                     69,962
                                                                   --------
        Total Short-Term Investments (Identified Cost $93,283)       93,330
                                                                   --------
        Total Investments (Identified Cost $449,116) -- 99.0%       467,063/(1)/
        Other assets and liabilities, net -- 1.0%..........           4,754
                                                                   --------
        Net Assets -- 100.0%...............................        $471,817
                                                                   ========

--------
 (1) For Federal Income Tax Information see Note 3 in the Notes to Schedule of Investments.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.

   The following table provides a summary of the inputs used to value the Fund's net assets as of September 30, 2009 (see Security Valuation Note 1A in the Notes to Schedule of Investments:

                                                                     Level 2
                                             Total        Level 1  Significant
                                            Value at      Quoted   Observable
                                       September 30, 2009  Price      Input
                                       ------------------ -------- -----------
 Investments in Securities:
    Equity Securities:
        Common Stocks.................      $178,106      $178,106  $     --
        Exchange Traded Funds.........         9,270         9,270        --
        Money Market Mutual Funds.....        23,368        23,368        --
    Debt Securities:
        U.S. Treasury Obligations.....       237,638            --   237,638
        Corporate Debt................        18,681            --    18,681
                                            --------      --------  --------
           Total......................      $467,063      $210,744  $256,319
                                            ========      ========  ========

   There were no Level 3 (significant unobservable input) priced securities.

                     See Notes to Schedule of Investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2009
                                  (Unaudited)

(Reported in thousands except for the per share amounts)

                                                                                    Net Asset Value
                                                                  Total Net Assets    per share
                                                                 ------------------ ---------------
Beginning of period: December 31, 2008..........................           $458,767          $4.00
   Net investment income........................................ $  4,844           $ 0.04
   Net realized and unrealized gain on investments..............   41,782             0.37
   Dividends from net investment income and distributions from
     net long-term and short-term capital gains*................  (33,576)           (0.29)
   Net increase (decrease) in net assets/net asset value........             13,050           0.12
                                                                           --------          -----
End of period: September 30, 2009...............................           $471,817          $4.12
                                                                           ========          =====



--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2009, we estimate that 86% of distributions represent return of capital and 14% represent net investment income. Also refer to the inside front cover for the Managed Distribution Plan.

                     See Notes to Schedule of Investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       NOTES TO SCHEDULE OF INVESTMENTS

                              September 30, 2009
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to the continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Investments in underlying funds are valued at each fund's closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   A summary of the inputs used to value the Fund's net assets by each major security type is disclosed at the end of the Schedule of Investments.

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

NOTE 2 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 -- FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

   At September 30, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                    Net Unrealized
             Federal    Unrealized    Unrealized     Appreciation
             Tax Cost  Appreciation (Depreciation)  (Depreciation)
             --------- ------------ --------------  --------------
             $455,328    $29,074          $(17,339)    $11,735

NOTE 4 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 5 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through November 20, 2009, the date the financial statements were issued, and is reporting that The Zweig Total Return Fund, Inc.'s Special Meeting of Shareholders held on October 27, 2009 concluded with the Fund remaining closed-end. The number of in-person and proxy votes represented at the special meeting did not constitute a quorum and the chairman of the special meeting closed the meeting without adjournment, as permitted by the Fund's bylaws. The number of proxies received represented approximately 32% of the Fund's outstanding shares, with less than 8% of outstanding shares in favor of the conversion proposal. The affirmative vote of a majority of shares outstanding as of the record date would have been required to pass the proposal. The Fund was required to submit the conversion proposal to its shareholders in accordance with its Articles of Incorporation because its shares traded on the New York Stock Exchange during the quarter ended June 30, 2009 at an average discount from their net asset value of 10% or more, determined on the basis of the discount as of the end of the last trading day in each week during such quarter. As set forth in the Fund's definitive proxy statement filed with the Securities and Exchange Commission on August 28, 2009, the Board of Directors, including its independent directors, voted unanimously to recommend against conversion to an open-end fund.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.